UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

Vision-Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 8, 2014, the Board of Directors of Vision-Sciences, Inc. (the “Company”) appointed Dr. Cheryl Pegus, its lead independent director, to serve on the Audit Committee of the Board. The Board determined that Dr. Pegus satisfies all applicable requirements to serve on the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/Howard I. Zauberman
	Name:	Howard I. Zauberman
	Title:	President and Chief Executive Officer

Date:  July 8, 2014

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